Exhibit 99.1

Wal-Mart Stores, Inc. Announces Cash Tender Offers for

Certain of its Outstanding Debt Securities

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

BENTONVILLE, Ark., January 9, 2018 — Wal-Mart Stores, Inc. (NYSE: WMT) (“Walmart,” the “Company,” “we” or “us”) announced today that it has commenced cash tender offers for:

•	up to $4,000,000,000 aggregate purchase price, including principal, premium and the applicable Early Participation Amount (as defined herein), but excluding Accrued Interest (as defined herein) (the “Maximum Dollar Amount”), of the debt securities listed in Table I below (collectively, the “Dollar Securities”) (such offer to purchase, the “Dollar Tender Offer”); and

•	up to £650,000,000 aggregate purchase price, including principal, premium and the applicable Early Participation Amount, but excluding Accrued Interest (the “Maximum Sterling Amount”), of the debt securities listed in Table II below (collectively, the “Sterling Securities”) (such offer to purchase, the “Sterling Tender Offer”), in each case, plus accrued and unpaid interest on the applicable series of Dollar Securities and Sterling Securities (collectively, the “Securities”) from, and including, the most recent interest payment date for such series of Securities prior to the applicable Payment Date (as defined herein) to, but not including, the applicable Payment Date (“Accrued Interest”). The Maximum Dollar Amount and the Maximum Sterling Amount (collectively, the “Maximum Amounts”) will not be subject to amendment by Walmart.

Each of the Dollar Tender Offer and the Sterling Tender Offer (each, a “Tender Offer” and together, the “Tender Offers”) is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 9, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”).

Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase.

TABLE I: DOLLAR SECURITIES SUBJECT TO THE DOLLAR TENDER OFFER
Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
7.55% Notes due 2030	CUSIP: 931142 BF9 ISIN: US931142BF98	February 15, 2030	$1,000	1	$1,000 and integral multiples of $1,000 in excess thereof	$50	2.25% U.S. Treasury due 11/15/2027	FIT1	42	$1,471.88
6.750% Debentures due 2023	CUSIP: 931142 AU7 ISIN: US931142AU74	October 15, 2023	$250	2	$1,000 and integral multiples of $1,000 in excess thereof	$50	2.125% U.S. Treasury due 12/31/2022	FIT1	25	$1,223.51
4.250% Notes due 2021	CUSIP: 931142 DD2 ISIN: US931142DD23	April 15, 2021	$1,000	3	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.875% U.S. Treasury due 12/15/2020	FIT1	10	$1,064.88
3.250% Notes due 2020	CUSIP: 931142 CZ4 ISIN: US931142CZ44	October 25, 2020	$1,750	4	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.875% U.S. Treasury due 12/31/2019	FIT1	10	$1,031.64
1.950% Notes due 2018	CUSIP: 931142 DJ9 ISIN: US931142DJ92	December 15, 2018	$1,000	5	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.875% U.S. Treasury due 12/31/2019	FIT1	-10	$1,000.78
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN US931142CK74	August 15, 2037	$1,451	6	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,458.76
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	April 15, 2038	$1,113	7	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,425.75
5.625% Notes due 2041	CUSIP: 931142 DB6 ISIN: US931142DB66	April 15, 2041	$1,320	8	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,375.42

TABLE I: DOLLAR SECURITIES SUBJECT TO THE DOLLAR TENDER OFFER

Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
5.625% Notes due 2040	CUSIP: 931142 CS0 ISIN: US931142CS01	April 1, 2040	$868	9	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,364.01
5.25% Notes due 2035	CUSIP: 931142 CB7 ISIN: US931142CB75	September 1, 2035	$2,093	10	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	42	$1,271.40
5.000% Notes due 2040	CUSIP: 931142 CY7 ISIN: US931142CY78	October 25, 2040	$645	11	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,270.82
4.875% Notes due 2040	CUSIP: 931142 CV3 ISIN: US931142CV30	July 8, 2040	$473	12	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,248.74
4.750% Notes due 2043(3)	CUSIP: 931142 DK6 ISIN: US931142DK65	October 2, 2043/ April 2, 2043	$433	13	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,247.06
5.875% Notes due 2027	CUSIP: 931142 CH4 ISIN: US931142CH46	April 5, 2027	$543	14	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.25% U.S. Treasury due 11/15/2027	FIT1	30	$1,250.74
4.300% Notes due 2044(3)	CUSIP: 931142 DQ3 ISIN: US931142DQ36	April 22, 2044/ October 22, 2043	$531	15	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	48	$1,176.73
4.000% Notes due 2043(3)	CUSIP: 931142 DG5 ISIN: US931142DG53	April 11, 2043/ October 11, 2042	$709	16	$2,000 and integral multiples of $1,000 in excess thereof	$50	2.75% U.S. Treasury due 8/15/2047	FIT1	50	$1,117.97
4.125% Notes due 2019	CUSIP: 931142 CP6 ISIN: US931142CP61	February 1, 2019	$364	17	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.875% U.S. Treasury due 12/31/2019	FIT1	-15	$1,023.21
3.625% Notes due 2020	CUSIP: 931142 CU5 ISIN: US931142CU56	July 8, 2020	$839	18	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.875% U.S. Treasury due 12/31/2019	FIT1	15	$1,036.02
(1)	Per $1,000 principal amount of Dollar Securities.
(2)	The Total Consideration payable for each series of Dollar Securities includes the applicable Early Participation Amount and will be a price per $1,000 principal amount of such series of Securities validly tendered in the Dollar Tender Offer (and not subsequently validly withdrawn) at or prior to the applicable Early Participation Date for the Dollar Tender Offer and accepted for purchase by us and is calculated using the applicable Fixed Spread. Holders whose Securities are accepted will also receive Accrued Interest on such Securities. The Hypothetical Total Consideration shown in this table is per $1,000 principal amount of Dollar Securities and assumes settlement on the expected Early Payment Date on January 25, 2018, and that the Reference Yield had been measured at 10:00 a.m., New York City time, on January 8, 2018, as determined by the Pricing Joint Lead Dealer-Managers (see Schedule B to the Offer to Purchase).
(3)	For such series of Securities, the calculation of the applicable Total Consideration will be performed taking into account the par call date. An overview of the calculation of the Total Consideration (including the par call detail) is set forth as Schedule A to the Offer to Purchase.

TABLE II: STERLING SECURITIES SUBJECT TO THE STERLING TENDER OFFER

Title of Security	Security Identifier	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
4.875% Notes due 2039*	ISIN: XS0279211832	January 19, 2039	£645.063	1	£50,000 and integral multiples of £1,000 in excess thereof	£50	4.25% UK Treasury due 2039	PXUK	50	£1,439.01
5.250% Notes due 2035*	ISIN: XS0202077953	September 28, 2035	£1,000	2	£1,000 and integral multiples of £1,000 in excess thereof	£50	4.50% UK Treasury due 2034	PXUK	50	£1,458.99
5.750% Notes due 2030**	ISIN: XS0121617517	December 19, 2030	£500	3	£1,000 and integral multiples of £1,000 in excess thereof	£50	4.75% UK Treasury due 2030	PXUK	50	£1,434.36

*	Admitted to trading on the Main Securities Market of the Irish Stock Exchange.
**	Admitted to trading on the regulated market of the Luxembourg Stock Exchange.
(1)	Per £1,000 principal amount of Sterling Securities.
(2)	The Total Consideration payable for each series of Sterling Securities includes the applicable Early Participation Amount and will be a price per £1,000 principal amount of such series of Securities validly tendered in the Sterling Tender Offer (and not subsequently validly withdrawn) at or prior to the applicable Early Participation Date for the Sterling Tender Offer and accepted for purchase by us and is calculated using the applicable Fixed Spread. Holders whose Securities are accepted will also receive Accrued Interest on such Securities. The Hypothetical Total Consideration shown in this table is per £1,000 principal amount of Sterling Securities and assumes settlement on the expected Early Payment Date on January 25, 2018, and that the Reference Yield had been measured at 10:00 a.m., New York City time, on January 8, 2018, as determined by the Pricing Joint Lead Dealer-Managers (see Schedule B to the Offer to Purchase).

Rationale for the Tender Offers

We are making the Tender Offers to purchase certain outstanding debt securities issued by Walmart to reduce our interest expense. Securities that are accepted in the Tender Offers will be purchased, retired and canceled by Walmart and will no longer remain outstanding obligations of Walmart.

“As with the tender offers we completed in calendar 2017, the Tender Offers allow us to take advantage of the favorable interest rate environment and reduce our interest expense prospectively. We expect to record a charge for this discrete item upon completion of the Tender Offers, just as we did for the transactions completed in calendar 2017,” said Brett Biggs, Executive Vice President and Chief Financial Officer.

Details of the Tender Offer

Each Tender Offer will expire at 11:59 p.m., New York City time, on February 6, 2018, unless, subject to applicable law, such deadline is extended by the Company in respect of one or both of the Tender Offers or one or both of the Tender Offers is earlier terminated by the Company, in each case, in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Expiration Date”). Securities tendered at or prior to the applicable Early Participation Date (as defined herein) may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on January 23, 2018, unless the deadline for withdrawal is extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Withdrawal Date”), but may not be withdrawn thereafter, except in certain limited circumstances in which additional withdrawal rights are required by applicable law.

Upon the terms and subject to the conditions of each Tender Offer, the Company will accept for payment, and thereby purchase, all Securities validly tendered (and not subsequently validly withdrawn) pursuant to such Tender Offer at or prior to the applicable Expiration Date, subject to the applicable Maximum Amount and based on the applicable acceptance priority levels set forth in Table I and Table II above (the “Acceptance Priority Levels”), and subject to proration (if applicable), provided that, with respect to each Tender Offer, Securities tendered at or prior to the applicable Early Participation Date will be accepted for purchase in priority to Securities tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, regardless of the priority of the series of such later tendered Securities.

Holders of Securities that are validly tendered at or prior to 5:00 p.m., New York City time, on January 23, 2018, unless such date is extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended in respect of one or both Tender Offers, the “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase by the Company will receive the applicable Total Consideration (as defined below) for their Securities, together with any Accrued Interest. The Total Consideration payable for each series of Securities includes the early participation amount applicable to such series of Securities, as set forth in the applicable table above (the “Early Participation Amount”). Holders validly tendering their Securities after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will only be eligible to receive the applicable “Tender Offer Consideration,” which is an amount equal to the applicable Total Consideration less the applicable Early Participation Amount. Such holders will also be paid Accrued Interest in respect of their Securities accepted for purchase by the Company. In each Tender Offer, Securities validly tendered after the applicable Early Participation Date will be subject to purchase in such Tender Offer only to the extent the aggregate purchase price of the Securities purchased in such Tender Offer on the applicable Early Participation Date is less than the Maximum Amount for such Tender Offer.

Each Tender Offer is subject to certain conditions. Subject to the Company’s right to terminate a Tender Offer, as described below, and subject to the applicable Maximum Amount and based on the Acceptance Priority Levels and proration, the Company will purchase in each Tender Offer (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) in that Tender Offer at or prior to the applicable Early Participation Date, subject to all conditions to such Tender Offer having been satisfied or waived by the Company, promptly following such Early Participation Date (the date of such purchase, which is expected to be the second business day following the Early Participation Date, the “Early Payment Date”), and (ii) to the extent that Securities are purchased in that Tender Offer on the applicable Early Payment Date for an aggregate purchase price that is less than the Maximum Amount for that Tender Offer, the Securities that have been validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, subject to all conditions to such Tender Offer having been satisfied or waived by the Company, promptly following the Expiration Date (the date of such purchase, which is expected to be the first business day following the Expiration Date, the “Final Payment Date,” and together with the Early Payment Date, each a “Payment Date”). If, on the applicable Early Payment Date, Securities are purchased in a Tender Offer for an aggregate purchase price that is approximately equal to the Maximum Amount for such Tender Offer, no additional Securities will be purchased in such Tender Offer, and there will be no Final Payment Date for such Tender Offer.

The “Total Consideration” payable for each series of Securities will be a price for each $1,000 or £1,000 principal amount, as applicable, of such series of Securities validly tendered at or prior to the applicable Early Participation Date, and accepted for purchase by the Company (subject to the applicable Maximum Amount, to the Acceptance Priority Levels and to proration, if any) equal to an amount, calculated in accordance with Schedule A-1 or A-2, as applicable, to the Offer to Purchase, that would reflect, as of the applicable Early Payment Date, a yield to the applicable maturity date or the applicable par call date, of such series of Securities equal to the sum of (i) the Reference Yield (as defined below) of the applicable Reference Security (as defined below) for such series of Securities, determined by the Pricing Joint Lead Deal-Managers (as defined below) as of 10:00 a.m. (New York City time) on the business day following the applicable Early Participation Date (as that date may be extended by us, the “Reference Yield Determination Date”), plus (ii) the fixed spread applicable to such series of Securities, as set forth in the applicable Table above (the “Fixed Spread”), in each case, excluding Accrued Interest. The “Reference Yield” means (i) with respect to the Dollar Securities, the yield of the applicable reference security for such series of Securities listed in the applicable Table above (the “Reference Security”) based on the bid side price of such Reference Security as displayed on the applicable reference page set forth in Table I above as of the applicable Reference Yield Determination Date and (ii) with respect to the Sterling Securities, the mid-market yield of the applicable Reference Security whereby each applicable mid-market yield is determined by calculating the arithmetic mean average of the bid and ask yield to maturity (rounded to the nearest 0.001 percent, with 0.0005 rounded upwards) of the applicable Reference Security as displayed on the applicable reference page set forth in Table II above as of the applicable Reference Yield Determination Date. The applicable Total Consideration for each series of Securities, as calculated using the applicable Fixed Spread, includes the Early Participation Amount applicable to each series of Securities, as set forth in the applicable Table above.

For further details about the procedures for tendering the Securities, please refer to the Offer Documents, including the procedures set out under the heading “The Tender Offers—Procedures for Tendering Securities” in the Offer to Purchase.

Indicative Timetable for Each Tender Offer

Event	Calendar Date and Time

Commencement	January 9, 2018.

Early Participation Date	5:00 p.m., New York City time, on January 23, 2018, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.

Withdrawal Date	5:00 p.m., New York City time, on January 23, 2018, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.

Announcement of Results of Early Participation	As soon as reasonably practicable after the applicable Early Participation Date.

Reference Yield Determination Date	10:00 a.m. (New York City time), on January 24, 2018, unless extended by the Company in respect of one or both of the Tender Offers in its sole and absolute discretion.

Early Payment Date	Promptly following the applicable Early Participation Date (expected to be on or about January 25, 2018), subject to the satisfaction or waiver of the conditions to the applicable Tender Offer.

Expiration Date	11:59 p.m., New York City time, on February 6, 2018, unless, subject to applicable law, extended by the Company in respect of one or both of the Tender Offers or one or both of the Tender Offers is earlier terminated by the Company, in each case, in its sole and absolute discretion.

Final Payment Date	Promptly following the Expiration Date (expected to be on or about February 7, 2018), subject to the satisfaction or waiver of the conditions to the applicable Tender Offer and assuming additional Securities may be purchased in such Tender Offer on such date without the applicable Maximum Amount being exceeded.

Beneficial owners that hold securities through an intermediary, such as a broker, dealer, commercial bank, trust company or other nominee, should be aware that such intermediary may establish its own earlier deadlines for participation in the Tender Offers. Accordingly, such beneficial owners should contact their intermediaries as soon as possible to determine the deadlines by which such owners must take action in order to participate in a particular Tender Offer. The deadlines set by any such intermediary and each of The Depository Trust Company (“DTC”), Clearstream Banking S.A. (“Clearstream”) and Euroclear Bank SA/NV (“Euroclear” and together with Clearstream and DTC, the “Clearing Systems”) for the submission of Tender Instructions will be earlier than the relevant deadlines specified above.

The Company reserves the right, in its sole discretion, not to accept any tendered Securities, not to purchase any Securities and to extend, re-open, withdraw or terminate either or both of the Tender Offers and to amend or waive any of the terms and conditions of either or both of the Tender Offers in any manner, subject to applicable law. If the Company takes any of the foregoing actions with respect to a Tender Offer, it will not be required to take such action with respect to the other Tender Offer. Neither Tender Offer is conditioned on any minimum amount of Securities being tendered under the Tender Offer or upon the successful consummation of the other Tender Offer.

Copies of all announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems, and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offers.

Holders are advised to read carefully the Offer Documents for full details of and information on the procedures for participating in the Tender Offers.

BofA Merrill Lynch, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC (such banks, the “Pricing Joint Lead Dealer-Managers”), BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC are acting as joint lead dealer-managers (such banks, together with the Pricing Joint Lead Dealer-Managers, the “Joint Lead Dealer-Managers”), Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. are acting as senior co-dealer-managers (the “Senior Co-Dealer-Managers”), and BBVA Securities Inc., RBS Securities Inc. (marketing name “NatWest Markets”), Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank and TD Securities (USA) LLC are acting as co-dealer managers (the “Co-Dealer-Managers” and collectively with the Joint Lead Dealer-Managers and the Senior Co-Dealer-Managers, the “Dealer-Managers”) in connection with the Tender Offers. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depository (the “Depository”) in connection with the Tender Offers.

Questions concerning the terms of the Tender Offers may be directed to any of the Pricing Joint Lead Dealer-Managers (or their respective affiliates) at their addresses and telephone numbers set forth below:

BofA Merrill Lynch 214 North Tryon Street, 14th Floor Charlotte, North Carolina 28255 Attn: Liability Management Group U.S. Toll Free: (888) 292-0070 Collect: (980) 387-3907	HSBC Securities (USA) Inc. 452 Fifth Avenue New York, New York 10018 Attn: Liability Management Group U.S. Toll Free: (888) HSBC-4LM Collect: (212) 525-5552 Email: Liability.Management@hsbcib.com	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179 Attn: Liability Management Group U.S. Toll Free: (866) 834-4666 Collect: (212) 834-4811

Merrill Lynch International 2 King Edward Street London EC1A 1HQ United Kingdom Attn: Liability Management Group Telephone: +44 20 7996 5420 Email: DG.LM_EMEA@baml.com	HSBC Bank plc 8 Canada Square London E14 5HQ United Kingdom Attn: Liability Management Group Telephone: +44 20 7992 6237 Email: LM_EMEA@hsbc.com	J.P. Morgan Securities plc 25 Bank Street, Canary Wharf London, E14 5JP United Kingdom Attn: Liability Management Group Telephone: +44 20 7134 2468

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information Agent at the address, email, website and telephone numbers set forth below:

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Attention: Corporate Actions

Email: contact@gbsc-usa.com

http://www.gbsc-usa.com/Wal-Mart/

Banks and Brokers call: (212) 430-3774

U.S. Toll Free: (866) 924-2200

International call: 001-212-430-3774

DISCLAIMER    This announcement must be read in conjunction with the Offer Documents. This announcement and the Offer Documents contain important information which should be read carefully before any decision is made with respect to either of the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer Documents or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in either of the Tender Offers. None of the Dealer-Managers, the Information Agent and the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to either of the Tender Offers.

None of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offers contained in this announcement or in the Offer Documents. None of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to either of the Tender Offers, and accordingly none of the Dealer-Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of either of the Tender Offers and which is not otherwise publicly available.

OFFER AND DISTRIBUTION RESTRICTIONS

Neither this announcement nor the Offer to Purchase constitutes an offer or an invitation to participate in a Tender Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such offer or invitation or for there to be such participation under applicable laws. The distribution of this announcement and the Offer Documents in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer Documents comes are required by each of the Company, the Dealer-Managers and the Information Agent to inform themselves about and to observe any such restrictions.

United Kingdom

The communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers is not being made by, and such documents and/or materials have not been approved by, an authorized person for the purposes of section 21 of the Financial

Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to, and may only be acted upon by, those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), or persons who are within Article 43 of the Financial Promotion Order, or to any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (such persons together being “Relevant Persons”).

Ireland

The Tender Offers are not being made, directly or indirectly, to the public in Ireland and no offers, issuances, placements or sales of any notes or securities under or in connection with the Tender Offers may be effected and the Offer Documents may not be distributed in Ireland except in conformity with the provisions of Irish law including (i) the Companies Act 2014 (as amended, the “Companies Act”), (ii) the Prospectus (Directive 2003/71/EC) Regulations 2005 (as amended) and any rules issued under Section 1363 of the Companies Act by the Central Bank of Ireland (the “Central Bank”), (iii) the European Communities (Markets in Financial Instruments) Regulations 2017 (as amended, the “MiFID II Regulations”), including, without limitation, Regulation 5 (Requirement for authorisation (and certain provisions concerning MTFs and OTFs)) thereof or any codes of conduct made under the MiFID II Regulations, and the provisions of the Investor Compensation Act 1998 (as amended), (iv) the Market Abuse Regulation (EU 596/2014) and any rules and guidance issued by the Central Bank under Section 1370 of the Companies Act, and (v) the Central Bank Acts 1942 to 2015 and any codes of conduct rules made under Section 117(1) of the Central Bank Act 1989 (as amended).

France

The Tender Offers are not being made, directly or indirectly, to the public in France. Neither this announcement, the Offer to Purchase nor any other documents or marketing, or offering materials relating to the Tender Offers, has been or shall be distributed or caused to be distributed to the public in France and only (i) qualified investors (investisseurs qualifiés) acting for their own account, other than individuals, and/or (ii) providers of the investment service of portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour le compte de tiers) all as defined in, and in accordance with, Articles L.411-1, L.411-2, L.744-1, L.754-1, L.764-1, D.411-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier, are eligible to participate in the Tender Offers. This Offer to Purchase has not been submitted to the clearance procedures (visa) of the Autorité des marchés financiers.

Belgium

The Tender Offers do not constitute a public offering within the meaning of Articles 3, §1, 1° and 6, §1, of the Belgian Takeover Law. The Tender Offers are exclusively conducted under applicable private placement exemptions and have therefore not been, and will not be, notified to, and neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been, or will be, approved by the Belgian Financial Services and Markets Authority (Autorité des Services et Marchés Financiers/Autoriteit voor Financiële Diensten en Markten). Accordingly, the Tender Offers, this announcement, the Offer to Purchase, any memorandum, information circular, brochure or any similar documents relating to the Tender Offers may not be advertised, offered, distributed, or made available, directly or indirectly, to any person located and/or resident in Belgium other than to persons who qualify as “Qualified Investors” in the meaning of Article 10, §1, of the Belgian Prospectus Law, as referred to in Article 6, §3, 1° of the Belgian Takeover Law, and who is acting for its own account (and without prejudice to the application of Article 6, §4 of the Belgian Takeover Law), or in other circumstances which do not constitute a public offering in Belgium pursuant to the Belgian Takeover Law. The Offer to Purchase has been issued only for the personal use of the above Qualified Investors and exclusively for the purpose of the Tender Offers. Accordingly, the information contained therein may not be used for any other purpose or disclosed to any other person in Belgium (without prejudice to the application of Article 6, §4 of the Belgian Takeover Law).

Luxembourg

The terms and conditions relating to this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers have not been approved by and will not be submitted for approval to the Luxembourg Financial Services Authority (Commission de Surveillance du Secteur Financier) for purposes of public offering in the Grand Duchy of Luxembourg (“Luxembourg”). Accordingly, the Tender Offers may not be made to the public in Luxembourg, directly or indirectly, and none of this announcement, the Offer Documents or any other documents or materials relating to the Tender Offers or any other prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in or from, or published in, Luxembourg except in circumstances which do not constitute a public offer of securities to the public, subject to prospectus requirements, in accordance with the Luxembourg law of July 10, 2005 on prospectuses for securities, as amended.

Italy

Neither of the Tender Offers, the Offer to Purchase nor any other documents or materials relating to the Tender Offers has been or will be submitted to the clearance procedure of the CONSOB, pursuant to applicable Italian laws and regulations.

The Tender Offers are being carried out in Italy as an exempted offer pursuant to article 101-bis, paragraph 3-bis of the Financial Services Act and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of May 14, 1999, as amended.

Holders or beneficial owners of the Securities that are located in Italy can tender the Securities for purchase through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act,

CONSOB Regulation No. 16190 of October 29, 2007, as amended, and Legislative Decree No. 385 of September 1, 1993, as amended) and in compliance with applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority.

Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Securities, the Tender Offers and/or the Offer to Purchase.

Switzerland

Neither this announcement, the Offer Documents, any other documents or materials relating to the Tender Offers nor any other offering or marketing material relating to the Securities constitutes a prospectus as such term is understood pursuant to Article 652a or Article 1156 of the Swiss Federal Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Accordingly, the investor protection rules otherwise applicable to investors in Switzerland do not apply to the Tender Offers. When in doubt, investors based in Switzerland are recommended to contact their legal, financial or tax adviser with respect to the Tender Offers.

Spain

Neither the Tender Offers nor any other documents or materials relating to the Tender Offers have been or will be submitted for approval of or recognition by the Spanish Securities Market Commission (Comisión Nacional del Mercado de Valores) as the Tender Offers are not subject to such approval or recognition given that it is not being made in the Kingdom of Spain by way of a public offering of securities in accordance with article 35 of the Securities Market Act (Real Decreto Legislativo 4/2015, de 23 de octubre, por el que se aprueba el texto refundido de la Ley del Mercado de Valores), as amended and restated, or pursuant to an exemption from registration in accordance with Royal Decree 1310/2005 as amended (Real Decreto 1310/2005, de 4 de noviembre, por el que se desarrolla parcialmente la Ley 24/1988, de 28 de julio, del Mercado de Valores, en materia de admisión a negociación de valores en mercados secundarios oficiales, de ofertas públicas de venta o suscripción y del folleto exigible a tales efectos), and any regulations developing it which may be in force from time to time.

The Netherlands

The Tender Offers are not being made, directly or indirectly, to the public in The Netherlands. Neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been or shall be distributed to the public in The Netherlands and only (i) persons or entities which are qualified investors (gekwalificeerde beleggers) (as defined in the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended) in the Netherlands, (ii) standard logo and exemption wording is disclosed, as required by article 5:20(5) of the Dutch Financial Supervision Act (Wet op het financieel toezicht), or such offer is otherwise made in circumstances in which article 5:20(5) of the FSA is not applicable are eligible to participate in the Tender Offers.

Germany

Neither the Tender Offers nor the Offer to Purchase constitutes an offer of securities or the solicitation of an offer of securities to the public in Germany under the Securities Prospectus Act (Wertpapierprospektgesetz). Accordingly, the Offer to Purchase has not been submitted for approval and has not been approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht - BaFin) or any other German public authority.

General

None of this announcement, the Offer Documents or the electronic transmission of this announcement or the Offer Documents constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offers will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of one or both of the Tender Offers is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offers would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to such Tender Offers. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offers will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and any of the Dealer-Managers or, where the context so requires, their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made on behalf of the Company by such Dealer-Manager or such affiliate (as the case may be) or one or more registered brokers or dealers licensed in such jurisdiction.

By tendering your securities, or instructing your intermediary to tender your securities, pursuant to a Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to such Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in a Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offers—Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers and the Information Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to a Tender Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Walmart

Wal-Mart Stores, Inc. (NYSE: WMT) helps people around the world save money and live better - anytime and anywhere - in retail stores, online, and through their mobile devices. Each week, over 260 million customers and members visit our more than 11,600 stores under nearly 59 banners in 28 countries and eCommerce websites. With fiscal year 2017 revenue of $485.9 billion, Walmart employs approximately 2.3 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity. Additional information about Walmart can be found by visiting http://corporate.walmart.com, on Facebook at http://facebook.com/walmart and on Twitter at http://twitter.com/walmart.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company’s forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offers and the Company’s ability to complete the Tender Offers. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those indicated in the Company’s forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company’s risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K for the year ended January 31, 2017, and the Company’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Wal-Mart Stores, Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.